Pro forma operating cash flow


75
50
25
0
-25
-50
-75
-100
($59)
$52
$49
$46
($75)
$45
1Q 00
2Q 00
3Q 00
4Q 00
1Q 01
2Q 01

Excludes the effects of the timing of the Medicare+ Choice premium receipts and of the previously funded 1Q00 workers' compensation claim payments

HUMANA